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Shares of US Jet to be canceled:

Cert. #      No. Of Shares    Shareholder

10102             250,000          Price Family Limited Partnership
10194           3,312,000          Kenny Debree
10098           4,748,000          Kenneth R Debree
10103             250,000          Kenneth R Debree
10097             300,000          Kenneth R Debree Trustee
10006             300,000          Bill Markovich Jr
10007             200,000          William L Hegland
10008             180,000          Leonard W Burningham, Esq
10009              50,000          Johnny C Chao
10010              50,000          Jean P Debree
10011             320,401          Nicholas J Julian
10012             300,000          Justeene Blankenship
10013              75,000          John Michael Coombs, Esq
               __________
               10,435,401          Total

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